AB VARIABLE PRODUCTS SERIES FUND, INC.

-AB Large Cap Growth Portfolio

Supplement dated February 3, 2017 to the Prospectuses and Summary Prospectus dated May 1, 2016 for AB Variable Products Series Fund, Inc. (the “Prospectuses”), offering Class A and Class B shares of AB VPS Large Cap Growth Portfolio (the “Portfolio”).

Effective immediately, a reduction in the management fee of the Portfolio will be implemented.

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The following information replaces certain information in the Portfolio’s Prospectuses under the heading “Fees and Expenses of the Portfolio.” Actual expenses may be higher or lower than those shown.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B
Management Fees	.60%		.60%
Distribution (12b-1) Fees	None		.25%
Other Expenses:
Transfer Agent	.00	%(a)	.00	%(a)
Other Expenses	.10%		.10%

Total Other Expenses	.10%		.10%

Total Portfolio Operating Expenses	.70%		.95%

(a)	Less than .01%.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class B
After 1 Year	$72	$97
After 3 Years	$224	$303
After 5 Years	$390	$525
After 10 Years	$871	$1,166

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This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus(es) for future reference.

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